EXHIBIT 99.3: Pro Forma Financial Information.

Following this introduction is the following pro forma financial information with respect to QuantumSphere, Inc., a Nevada corporation formerly known as Way Cool Imports, Inc. (the “Registrant”), and QuantumSphere, Inc., a California corporation (“QSI”):

•	Pro Forma Combined Balance Sheet as of March 31, 2014;

•	Pro Forma Combined Statement of Operations for the Year ended December 31, 2013; and

•	Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2014.

With respect to such pro forma financial information, on April 22, 2014, the Registrant consummated the Merger pursuant to which a wholly-owned subsidiary of the Registrant merged with and into QSI, with QSI surviving as a wholly-owned subsidiary of the Registrant. In the Merger, all of the outstanding shares of QSI capital stock were converted into the right to receive an aggregate of 17,185,216 shares of the Registrant’s common stock, representing approximately 80.4% of the outstanding shares of the Registrant’s common stock following the Merger.

The following unaudited pro forma combined balance sheets as of December 31, 2013 and March 31, 2014, and pro forma combined statements of operations for the year ended December 31, 2013 and the three months ended March 31, 2014 reflect the combination of the Registrant and QSI, and the issuance of shares of the Registrant’s common stock to QSI shareholders. The unaudited pro forma combined balance sheet has been derived from audited consolidated historical financial statements of both the Registrant and QSI. The financial statements of the Registrant as of December 31, 2013 and March 31, 2014 are contained in its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on March 5, 2014 and April 15, 2014, respectively. The financial statements of QSI as of December 31, 2013 and 2012 are incorporated elsewhere in this Current Report on Form 8-K. The unaudited pro forma condensed combined balance sheets as of December 31, 2013 and March 31, 2014 were prepared as if the Merger had occurred on those dates, and the pro forma combined statements of operations for the year ended December 31, 2013 and the three months ended March 31, 2014 were prepared as if the Merger had occurred on January 1, 2013 and January 1, 2014, respectively.

Although from a legal perspective, the Registrant acquired QSI in the Merger, from an accounting perspective, the Merger is viewed as a reverse acquisition where QSI acquired the assets of the Registrant. The transaction is equivalent to the issuance of common stock by QSI for the net assets of the Registrant. The equity section of the pro forma combined balance sheets reflects the total outstanding shares of the Registrant’s common stock for the new merged entity. The Merger is viewed as a reverse acquisition because QSI’s shareholders now own approximately 80.4% of the outstanding shares of the Registrant after the transaction, QSI’s directors and officers now serve as the Registrant’s directors and officers, and the operations of QSI will be the ongoing business of the Registrant. Management does not intend to continue the operations previously conducted by the Registrant.

In the opinion of management of the Registrant and QSI, all adjustments necessary to present fairly the pro forma combined balance sheet have been made based on the terms and structure of the transaction.

The unaudited pro forma combined balance sheets and statements of operations are not necessarily indicative of what actual results would have been had the Merger or issuance of the Registrant’s common stock to QSI shareholders occurred at the beginning of the applicable period nor do they purport to indicate the results of future operations of the Registrant and QSI. The unaudited pro forma combined balance sheets and statements of operations should be read in conjunction with the accompanying notes and historical financial statements and notes to the financial statements of the Registrant and QSI.

EXHIBIT 99.3-1

Pro Forma Combined Balance Sheet as of March 31, 2014

	Registrant	QSI	Pro-Forma Adjustments		JE #	Combined
ASSETS
Current Assets
Cash and cash equivalents	$128,693	$2,619,939	$			$2,748,632
Accounts receivable	—	10,930				10,930
Prepaid expenses and other current assets	—	35,463				35,463
Total current assets	128,693	2,666,332				2,795,025

Property and Equipment, net	—	967,387				967,387
Patents, net	—	108,985				108,985
Other Assets	—	24,578				24,578

Total assets	$128,693	$3,767,282		$—		$3,895,975
LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable and accrued expenses	$110,265	$1,183,862		$(498,923)	1	$795,204
Note payable – related party	30,000	—				30,000
Convertible notes payable	—	6,642,500		(6,642,500)	1	—
Total current liabilities	140,265	7,826,362		(7,141,423)		825,204

Stockholders’ Deficit
Convertible preferred stock, no shares outstanding	—	—				—

Preferred stock, no shares outstanding	—	—				—

Common stock, 57,025,000 and 11,056,059 shares outstanding pre-merger, respectively, and 20,703,253 shares post-merger	57,025	21,496,878		(21,533,200)	1,2,3	20,703

Additional paid-in capital	434,625	9,927,637		28,171,401	1,2	38,533,663

Accumulated deficit	(503,222)	(35,483,595)		503,222	2	(35,483,595)

Total liabilities and stockholders’ deficit	$128,693	$3,767,282		$—		$3,895,975

Total stockholders’ deficit	(11,572)	(4,059,080)		7,141,423		3,070,771

Notes to Pro-Forma Combined Balance Sheet (Unaudited) March 31, 2014

1.	To record the conversion of convertible notes and related accrued interest to 5,447,194 shares of common stock.
2.	To present the capital structure of the legal parent.

3.	To include the surrender of Way Cool shares prior to the merger

EXHIBIT 99.3-2

Pro Forma Combined Statement of Operations for the Year Ended December 31, 2013

	Registrant		QSI		Pro- Forma Adjust- ments		JE #	Combined

Net sales		$—		$244,061	$				$244,061

Cost of sales		—		278,581					278,581

Gross profit (loss)		$—		$(34,520)		$—			$(34,520)

Operating expenses	$		$		$			$
Research and development		—		716,140					716,140
Selling, marketing and advertising		—		28,569					28,569
General and administrative		51,576		1,349,984					1,401,560
Total operating expenses		51,576		2,094,693					2,146,269

Loss from operations before other income (expense)		(51,576)		(2,129,213)					(2,180,789)

Other income (expense)
Interest expense - net		(3,495)		(266,371)					(269,866)
Interest expense – amortization of note discounts		—		(303,379)					(303,379)
Gain on disposal of assets		—		10,000					10,000

Total other income (expense)		(3,495)		(559,750)					(563,245)
Loss before provision for income taxes		(55,071)		(2,688,963)					(2,744,034)
Provision for income taxes		—		800					800
Net loss		$(55,071)		$(2,689,763)	$				$(2,744,834)

Basic and diluted net loss per share		$(0.00)		$(0.24)					$(0.18)

Basic and diluted weighted average shares outstanding		53,590,027		11,056,059					14,846,784

EXHIBIT 99.3-3

Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2014

	Registrant		QSI		Pro-Forma Adjust- ments		JE #	Combined

Net sales		$—		$15,088		$—			$15,088

Cost of sales		—		98,246		—			98,246

Gross profit (loss)		$—		$(83,158)		$—			$(83,158)

Operating expenses	$		$		$			$
Research and development		—		287,388		—			287,388
Selling, marketing and advertising		—		13,435		—			13,435
General and administrative		54,042		754,615		—			808,657
Total operating expenses		54,042		1,055,438		—			1,109,480

Loss from operations before other income (expense)		(54,042)		(1,138,596)		—			(1,192,638)

Other income (expense)
Interest expense - net		(547)		(225,179)		—			(225,726)
Other income		—		5,000		—			5,000

Total other income (expense)		(547)		(220,179)		—			(220,726)

Loss before provision for income taxes		(54,589)		(1,358,775)		—			(1,413,364)

Provision for income taxes		—		800		—			800

Net loss		$(54,589)		$(1,359,575)		$—			$(1,414,164)

Basic and diluted net loss per share		$(0.00)		$(0.12)					$(0.08)

Basic and diluted weighted average shares outstanding		54,369,444		11,056,059					18,047,697

EXHIBIT 99.3-4